EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77C:
  Submission of matters to a vote of security holders.

EXHIBIT B:
  Attachment to item 77D:
  Policies with respect to security investments.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -

EXHIBIT A:
ITEM 77C

I. A Special Meeting of the Shareholders of the ASAF DeAM
Small-Cap Growth Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.	To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

5,089,113.733      shares were voted for,

90,748.537         shares were voted against, and

161,463.714        shares abstained.

2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

5,135,293.927            shares were voted for, and

206,032.057            shares were withheld.

3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

5,145,347.086            shares were voted for, and

195,978.898            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

5,147,548.134            shares were voted for, and

193,777.850            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

5,147,828.556            shares were voted for, and

193,497.428            shares were withheld.

    6. To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

5,133,032.965            shares were voted for, and

208,293.019            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

5,147,981.086            shares were voted for, and

193,344.898            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

5,133,915.864            shares were voted for, and

207,410.120            shares were withheld.

    9. To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

5,145,501.086            shares were voted for, and

195,824.898            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

5,147,325.984            shares were voted for, and

194,227.057            shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

5,146,806.202            shares were voted for, and

194,519.782            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

5,132,343.816            shares were voted for, and

208,982.168            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

3,768,130.886            shares were voted for,

119,929.897            shares were voted against,

188,487.201            shares abstained; and

1,264,778.000            shares represent broker non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

3,758,464.226        shares were voted for,

125,489.920        shares were voted against, and

192,593.838        shares abstained; and

1,264,778.000        shares represent broker non-votes.

II. A Special Meeting of the Shareholders of the ASAF DeAM
Large-Cap Growth Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

87,683.164            shares were voted for,

0                shares were voted against, and

1,146.613            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

88,570.065            shares were voted for, and

259.712                shares were withheld.


    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

88,570.065            shares were voted for, and

259.712                shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

88,570.065            shares were voted for, and

259.712                shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

88,570.065            shares were voted for, and

259.712                shares were withheld.

    6. To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

88,570.065            shares were voted for, and

259.712                shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

88,570.065            shares were voted for, and

259.712                shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

88,570.065            shares were voted for, and

259.712                shares were withheld.

    9. To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

88,570.065            shares were voted for, and

259.712                shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

88,570.065            shares were voted for, and

259.712                shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

88,570.065            shares were voted for, and

259.712                shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

88,570.065            shares were voted for, and

259.712                shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

50,577.164            shares were voted for,

0                shares were voted against;

1,146.613            shares abstained; and

37,106.000            shares represent broker non-
votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

50,577.164        shares were voted for,

0            shares were voted against,

1,146.613        shares abstained; and

37,106.000        shares represent broker non-votes.

III. A Special Meeting of the Shareholders of the ASAF
Goldman Sachs Concentrated Growth Fund of the
Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

31,786,196.760            shares were voted for,

578,302.715            shares were voted against, and

958,150.843            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

32,170,530.955            shares were voted for, and

1,152,119.363            shares were withheld.


    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

32,169,441.172            shares were voted for, and

1,153,209.146            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

32,176,237.695            shares were voted for, and

1,146,412.623            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

32,177,143.100            shares were voted for, and

1,145,507.218            shares were withheld.

    6. To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

32,160,112.821            shares were voted for, and

1,162,537.497            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

32,178,146.937            shares were voted for, and

1,144,503.381            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

32,163,975.538            shares were voted for, and

1,158,674.780            shares were withheld.

    9.    To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

32,170,846.898            shares were voted for, and

1,151,803.420            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

32,182,138.262            shares were voted for, and

1,140,512.056            shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

32,175,318.580            shares were voted for, and

1,147,331.738            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

32,165,013.053            shares were voted for, and

1,157,637.265            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

18,083,022.750            shares were voted for,

881.882.774            shares were voted against,

1,092,877.794            shares abstained; and

13,264,867.000            shares represent broker non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

18,033,763.735            shares were voted for,

926,195.100            shares were voted against, and

1,097,824.483            shares abstained; and

13,264,867.000            shares represent broker non-votes.

IV. A Special Meeting of the Shareholders of the ASAF
Marsico Capital Growth Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

27,711,376.568            shares were voted for,

582,687.617            shares were voted against, and

952,135.652            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

28,239,069.698            shares were voted for, and

1,007,130.139            shares were withheld.


    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

28,246,520.292            shares were voted for, and

999,679.545            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

28,249,069.342            shares were voted for, and

997,130.495            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

28,230,332.575            shares were voted for, and

1,015,867.262            shares were withheld.

    6.    To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

28,225,813.840            shares were voted for, and

1,020,385.997            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

28,253,202.070            shares were voted for, and

992,997.767            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

28,234,265.033            shares were voted for, and

1,011,934.804            shares were withheld.

    9.    To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

28,246,742.121            shares were voted for, and

999,457.716            shares were withheld.

    10.    To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

28,223,543.772            shares were voted for, and

1,022,656.065            shares were withheld.

    11.    To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

28,234,185.418            shares were voted for, and

1,022,656.065            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

28,224,870.856            shares were voted for, and

1,021,328.981            shares were withheld.


V. A Special Meeting of the Shareholders of the ASAF
Neuberger Berman Mid-Cap Value Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

7,581,990.966            shares were voted for,

111,958.076            shares were voted against, and

260,813.134            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

7,692,816.131            shares were voted for, and

261,946.045            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

7,694,668.494            shares were voted for, and

260,093.682            shares were withheld.

    4.    To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

7,693,466.256            shares were voted for, and

261,295.920            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

7,693,493.051            shares were voted for, and

261,279.125            shares were withheld.

    6.    To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

7,693,190.252            shares were voted for, and

261,571.924            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

7,694,492.647            shares were voted for, and

260,269.529            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

7,693,031.799            shares were voted for, and

261,730.377            shares were withheld.

    9.    To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

7,693,342.475            shares were voted for, and

261,419.701            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

7,693,378.442            shares were voted for, and

261,383.734            shares were withheld.

    11.    To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

7,694,302.590            shares were voted for, and

260,459.586            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

32,165,013.053            shares were voted for, and

1,157,637.265            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

18,083,022.750            shares were voted for,

881.882.774            shares were voted against,

1,092,877.794            shares abstained; and

13,264,867.000            shares represent broker non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

18,033,763.735            shares were voted for,

926,195.100            shares were voted against, and

1,097,824.483            shares abstained; and

13,264,867.000            shares represent broker non-votes.

VI. A Special Meeting of the Shareholders of the ASAF PBHG
Small-Cap Growth Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

6,045,619.196            shares were voted for,

109,748.672            shares were voted against, and

202,310.534            shares abstained.

    2.    To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

6,128,573.281            shares were voted for, and

229,105.121            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

6,131,213.894            shares were voted for, and

226,464.508            shares were withheld.

    4.    To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

6,131,387.459            shares were voted for, and

226,290.943            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

6,125,727.214            shares were voted for, and

231,951.188            shares were withheld.

    6.    To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

6,127,913.895            shares were voted for, and

229,764.507            shares were withheld.

    7.    To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

6,131,465.415            shares were voted for, and

226,212.987            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

6,128,530.295            shares were voted for, and

229,148.107            shares were withheld.

    9.    To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

6,130,481.128            shares were voted for, and

227,197.274            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

6,127,239.843            shares were voted for, and

230,438.559            shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

6,132,818.677            shares were voted for, and

224,859.725            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

6,129,167.802            shares were voted for, and

228,510.600            shares were withheld.

VII. A Special Meeting of the Shareholders of the ASAF T.
Rowe Price Tax Managed Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

588,004.944            shares were voted for,

9,765.697            shares were voted against, and

11,902.552            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

594,271.438            shares were voted for, and

15,401.755            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

595,054.438            shares were voted for, and

14,618.755            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

595,054.438            shares were voted for, and

14,618.755            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

595,054.438            shares were voted for, and

14,618.755            shares were withheld.

    6.    To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

595,054.438            shares were voted for, and

14,618.755            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

595,054.438            shares were voted for, and

14,618.755            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

594,271.438            shares were voted for, and

15,401.755            shares were withheld.

    9.    To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

595,054.438            shares were voted for, and

14,618.755            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

595,054.438            shares were voted for, and

14,618.755            shares were withheld.

    11.    To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

595,054.438            shares were voted for, and

14,618.755            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

595,264.310            shares were voted for, and

14,408.883            shares were withheld.

VIII. A Special Meeting of the Shareholders of the ASAF
William Blair International Growth Fund of the
Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

8,646,597.138            shares were voted for,

176,737.847            shares were voted against, and

274,547.908            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

5,135,293.927            shares were voted for, and

206,032.057            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

5,145,347.086            shares were voted for, and

195,978.898            shares were withheld.

    4.    To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

5,147,548.134            shares were voted for, and

193,777.850            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

5,147,828.556            shares were voted for, and

193,497.428            shares were withheld.

    6.    To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

5,133,032.965            shares were voted for, and

208,293.019            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

5,147,981.086            shares were voted for, and

193,344.898            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

5,133,915.864            shares were voted for, and

207,410.120            shares were withheld.

    9.    To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

5,145,501.086            shares were voted for, and

195,824.898            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

5,147,325.984            shares were voted for, and

194,227.057            shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

5,146,806.202            shares were voted for, and

194,519.782            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

5,132,343.816            shares were voted for, and

208,982.168            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

3,768,130.886            shares were voted for,

119,929.897            shares were voted against,

188,487.201            shares abstained; and

1,264,778.000            shares represent broker non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

3,758,464.226        shares were voted for,

125,489.920        shares were voted against, and

192,593.838        shares abstained; and

1,264,778.000        shares represent broker non-votes.

IX. A Special Meeting of the Shareholders of the ASAF
Strong International Growth Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

4,709,476.563            shares were voted for,

65,515.364            shares were voted against, and

155,143.082            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

4,780,852.911            shares were voted for, and

149,282.098            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

4,786,471.098            shares were voted for, and

143,663.911            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

4,785,557.005            shares were voted for, and

114,578.004            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

4,776,790.052            shares were voted for, and

153,344.957            shares were withheld.

    6. To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

4,780,859.044            shares were voted for, and

149,275.965            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

4,786,471.098            shares were voted for, and

143,663.911            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

4,779,791.487            shares were voted for, and

150,343.522            shares were withheld.

    9. To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

4,786,471.098            shares were voted for, and

143,663.911            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

4,779,051.173            shares were voted for, and

151,083.836            shares were withheld.

    11.    To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

4,783,381.041            shares were voted for, and

146,753.968            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

4,791,065.032            shares were voted for, and

149,069.977            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

3,472,673.738            shares were voted for,

126,397.657            shares were voted against,

160,198.614            shares abstained; and

    1,170,865.00            shares represent broker non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

3,475,191.021            shares were voted for,

117,107.511            shares were voted against,

166,971.477            shares abstained; and

1,170,865.000            shares represent broker non-votes.

X. A Special Meeting of the Shareholders of the ASAF MFS
Growth with Income Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

2,956,973.613            shares were voted for,

33,666.392            shares were voted against, and

76,994.738            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

2,985,425.569            shares were voted for, and

82,209.174            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

2,985,674.746            shares were voted for, and

81,959.997            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

2,985,674.746            shares were voted for, and

81,959.997            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

2,985,822.662            shares were voted for, and

81,812.081            shares were withheld.

    6. To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

2,985,123.734            shares were voted for, and

82,511.009            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

2,985,822.662            shares were voted for, and

81,812.081            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

2,984,629.810            shares were voted for, and

83,004.933            shares were withheld.

    9. To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

2,985,674.746            shares were voted for, and

81,959.997            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

2,985,292.337            shares were voted for, and

82,342.406            shares were withheld.

    11.    To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

2,985,123.734            shares were voted for, and

82,511.009            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

2,985,396.254            shares were voted for, and

82,238.489            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

2,189,995.516            shares were voted for,

84,524.455            shares were voted against,

84,748.772            shares abstained; and

    708,366.000            shares represent broker
non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

2,185,125.102            shares were voted for,

84,552.740            shares were voted against,

89,590.901            shares abstained; and

708,366.000            shares represent broker non-votes.

XI. A Special Meeting of the Shareholders of the ASAF
Alger All-Cap Growth Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

2,520,239.158            shares were voted for,

67,304.090            shares were voted against, and

57,983.017            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

2,544,714.912            shares were voted for, and

100,811.353            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

2,542,858.912            shares were voted for, and

102,667.353            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

2,544,587.912            shares were voted for, and

100,938.353            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

2,542,858.912            shares were voted for, and

102,667.353            shares were withheld.

    6.    To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

2,544,645.764            shares were voted for, and

100,880.501            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

2,544,714.912            shares were voted for, and

100,811.353            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

2,544,714.912            shares were voted for, and

100,811.353            shares were withheld.

    9.    To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

2,542,731.912            shares were voted for, and

102,794.353            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

2,544,714.912            shares were voted for, and

100,811.353            shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

2,544,587.912            shares were voted for, and

100,938.353            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

2,543,711.750            shares were voted for, and

101,814.515            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

1,840,992.080            shares were voted for,

87,516.511            shares were voted against,

66,570.674            shares abstained; and

    650,447.000            shares represent broker non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

1,839,403.757            shares were voted for,

87,521.472            shares were voted against,

68,154.036            shares abstained; and

650,447.000            shares represent broker non-votes.

XII. A Special Meeting of the Shareholders of the ASAF
Gabelli All-Cap Value Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

4,500,863.954            shares were voted for,

78,766.445            shares were voted against, and

110,635.658            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

4,535,355.509            shares were voted for, and

154,910.548            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

2,542,858.912            shares were voted for, and

102,667.353            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

4,535,612.302            shares were voted for, and

154,653.755            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

4,535,404.469            shares were voted for, and

154,861.588            shares were withheld.

    6.    To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

4,533,851.628            shares were voted for, and

156,414.429            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

4,535,612.302            shares were voted for, and

154,653.755            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

4,532,411.685            shares were voted for, and

157,854.372            shares were withheld.

    9.    To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

4,534,863.178            shares were voted for, and

155.402.879            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

4,531,119.952            shares were voted for, and

159,146.105            shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

4,532,065.592            shares were voted for, and

158,200.465            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

4,533,324.705            shares were voted for, and

156,941.352            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

3,296,134.902            shares were voted for,

99,045.607            shares were voted against,

175,131.548            shares abstained; and

1,119,954.000            shares represent broker non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

3,287,417.489            shares were voted for,

112,179.523            shares were voted against,

170,715.045            shares abstained; and

1,119,954.000            shares represent broker non-votes.

XIII. A Special Meeting of the Shareholders of the ASAF
Alliance Growth and Income Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

11,890,583.468            shares were voted for,

183,803.218            shares were voted against, and

408,291.766            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

12,077,982.135            shares were voted for, and

404,696.317            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

12,079,402.406            shares were voted for, and

403,276.046            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

12,083,627.738            shares were voted for, and

399,050.714            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

12,069,867.157            shares were voted for, and

412,811.295            shares were withheld.

    6.    To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

12,065,508.556            shares were voted for, and

417,169.896            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

12,082,083.943            shares were voted for, and

400,594.509            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

12,082,515.932            shares were voted for, and

400,162.520            shares were withheld.

    9.    To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

12,083,578.572            shares were voted for, and

399,099.880            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

12,070,537.074            shares were voted for, and

412,141.378            shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

4,532,065.592            shares were voted for, and

158,200.465            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

12,083,744.494            shares were voted for, and

398,933.958            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

8,451,434.541            shares were voted for,

287,379.886            shares were voted against,

487,519.025            shares abstained; and

3,256,345.000            shares represent broker non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

8,448,465.774            shares were voted for,

294,565.003            shares were voted against,

483,302.675            shares abstained; and

3,256,345.000            shares represent broker non-votes.

XIV. A Special Meeting of the Shareholders of the ASAF
INVESCO Technology Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

4,447,336.233            shares were voted for,

65,246.591            shares were voted against, and

119,272.703            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

4,498,354.116            shares were voted for, and

133,501.411            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

4,496,711.362            shares were voted for, and

135,144.165            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

4,497,109.453            shares were voted for, and

134,207.448            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

4,497,109.453            shares were voted for, and

134,746.074            shares were withheld.

    6. To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

4,494,943.214            shares were voted for, and

136,912.313            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

4,498,354.116            shares were voted for, and

133,501.411            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

4,496,136.251            shares were voted for, and

4,496.254.362            shares were withheld.

    9.    To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

4,496,254.362            shares were voted for, and

135,601.165            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

4,496,652.453            shares were voted for, and

135,203.074            shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

4,495,548.325            shares were voted for, and

136,307.202            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

4,497,897.116            shares were voted for, and

133,958.411            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

3,462,023.005            shares were voted for,

95,133.075            shares were voted against,

130,363.447            shares abstained; and

944,336.000            shares represent broker non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

3,449,006.531            shares were voted for,

106,958.803            shares were voted against,

131,554.193            shares abstained; and

944,336.000            shares represent broker non-
votes.

XV. A Special Meeting of the Shareholders of the ASAF
Sanford Bernstein Core Value Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

1,763,931.538            shares were voted for,

21,487.045            shares were voted against, and

42,946.070            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

1,784,302.396            shares were voted for, and

44,062.257            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

1,784,733.396            shares were voted for, and

43,631.257            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

1,784,926.396            shares were voted for, and

43,438.257            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

1,784,926.396            shares were voted for, and

43,438.257            shares were withheld.

    6. To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

1,784,733.396            shares were voted for, and

43,631.257            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

1,784,926.396            shares were voted for, and

43,438.257            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

1,784,172.730            shares were voted for, and

44,191.923            shares were withheld.

    9. To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

1,784,926.396            shares were voted for, and

43,438.257            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

1,784,926.396            shares were voted for, and

43,438.257            shares were withheld.

    11.    To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

1,784,926.396            shares were voted for, and

43,438.257            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

1,784,302.396            shares were voted for, and

44,062.257            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

1,250,076.587            shares were voted for,

22,713.919            shares were voted against,

54,215.147            shares abstained; and

501,359.000            shares represent broker non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

1,246,564.778            shares were voted for,

22,297.126            shares were voted against,

54,143.749            shares abstained; and

501,359.000            shares represent broker non-votes.

XVI. A Special Meeting of the Shareholders of the ASAF
INVESCO Health Sciences Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

872,689.301            shares were voted for,

18,080.770            shares were voted against, and

33,127.053            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

879,365.257            shares were voted for, and

44,531.867            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

879,365.257            shares were voted for, and

44,531.867            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

879,365.257            shares were voted for, and

44,531.867            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

879,365.257            shares were voted for, and

44,531.867            shares were withheld.

    6. To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

878,932.368            shares were voted for, and

44,964.756            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

879,365.257            shares were voted for, and

44,531.867            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

879,159.203            shares were voted for, and

44,737.921            shares were withheld.

    9. To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

879,365.257            shares were voted for, and

44,531.867            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

879,365.257            shares were voted for, and

44,531.867            shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

879,159.203            shares were voted for, and

44,737.921            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

879,711.454            shares were voted for, and

44,185.670            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

677,104.439            shares were voted for,

25,902.884            shares were voted against,

38,256.801            shares abstained; and

182,633.000            shares represent broker non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

677,104.439            shares were voted for,

25,902.884            shares were voted against,

38,256.801            shares abstained; and

182,633.000            shares represent broker non-votes.

XVII. A Special Meeting of the Shareholders of the ASAF
Alliance/Bernstein Growth + Value Fund of the
Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

801,120.122            shares were voted for,

17,100.307            shares were voted against, and

25,584.510            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

811,129.350            shares were voted for, and

32,675.589            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

811,129.350            shares were voted for, and

32,675.589            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

811,129.350            shares were voted for, and

32,675.589            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

810,117.350            shares were voted for, and

33,687.589            shares were withheld.

    6. To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

811,129.350            shares were voted for, and

32,675.589            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

12,082,083.943            shares were voted for, and

400,594.509            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

810,980.565            shares were voted for, and

32,824.374            shares were withheld.

    9.    To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

810,117.350            shares were voted for, and

33,687.589            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

811,129.350            shares were voted for, and

32,675.589            shares were withheld.

    11.    To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

809,648.350            shares were voted for, and

34,156.589            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

811,762.261            shares were voted for, and

32,042.678            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

603,265.314            shares were voted for,

25,132.791            shares were voted against,

36,801.834            shares abstained; and

178,605.000            shares represent broker non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

605,627.650            shares were voted for,

23,277.012            shares were voted against,

36,295.277            shares abstained; and

178,605.000            shares represent broker non-
votes.

XVIII. A Special Meeting of the Shareholders of the ASAF
DeAM Large-Cap Value Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

78,412.143            shares were voted for,

0                shares were voted against, and

2,261.226            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

80,415.476            shares were voted for, and

257.893                shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

80,415.476            shares were voted for, and

257.893                shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

80,415.476            shares were voted for, and

257.893                shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

80,415.476            shares were voted for, and

257.893                shares were withheld.

    6. To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

80,192.040            shares were voted for, and

481.329                shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

80,415.476            shares were voted for, and

257.893                shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

80,192.040            shares were voted for, and

481.329                shares were withheld.

    9. To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

80,415.476            shares were voted for, and

257.893                shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

80,415.476            shares were voted for, and

257.893                shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

80,415.476            shares were voted for, and

257.893                shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

80,415.476            shares were voted for, and

257.893                shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

65,342.535            shares were voted for,

1,419.608            shares were voted against,

2,261.226            shares abstained; and

11,650.000            shares represent broker
non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

65,342.535            shares were voted for,

1,419.608            shares were voted against,

2,261.226            shares abstained; and

11,650.000            shares represent broker non-
votes.

XIX. A Special Meeting of the Shareholders of the ASAF
Gabelli Small-Cap Value Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

8,650,366.565            shares were voted for,

153,430.686            shares were voted against, and

402,458.702            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

8,796,260.911            shares were voted for, and

409,995.042            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

8,798,737.425            shares were voted for, and

407,518.528            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

8,797,128.019            shares were voted for, and

409,127.934            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

8,796,892.136            shares were voted for, and

409,363.817            shares were withheld.

    6. To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

8,79,425.193            shares were voted for, and

412,830.760            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

8,798,720.292            shares were voted for, and

407,535.661            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

8,792,584.336            shares were voted for, and

413,671.617            shares were withheld.

    9. To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

8,797,522.323            shares were voted for, and

408,733.630            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

8,798,620.973            shares were voted for, and

407,634.980            shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

80,415.476            shares were voted for, and

257.893                shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

8,795,443.407            shares were voted for, and

410,812.546            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

6,342,705.457            shares were voted for,

274,417.715            shares were voted against,

469,579.781            shares abstained; and

2,119,553.000            shares represent broker
non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

6,342,705.457            shares were voted for,

274,417.715            shares were voted against,

469,579.781            shares abstained; and

2,119,553.000            shares represent broker non-
votes.

XX. A Special Meeting of the Shareholders of the ASAF
Neuberger Berman Mid-Cap Growth Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

6,627,365.692            shares were voted for,

140,880.117            shares were voted against, and

234,533.955            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

6,718,852.934            shares were voted for, and

283,926.830            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

6,720,150.068            shares were voted for, and

282,629.696            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

6,720,337.174            shares were voted for, and

282,442.590            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

6,719,597.695            shares were voted for, and

283,182.069            shares were withheld.

    6. To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

6,718,360.955            shares were voted for, and

284,418.809            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

6,721,180.057            shares were voted for, and

281,599.707            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

80,192.040            shares were voted for, and

481.329                shares were withheld.

    9. To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

6,718,292.047            shares were voted for, and

284,487.717            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

6,719,096.383            shares were voted for, and

283,683.381            shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

6,713,924.931            shares were voted for, and

288,854.833            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

80,415.476            shares were voted for, and

257.893                shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

4,958,677.983            shares were voted for,

197,904.933            shares were voted against,

274,677.848            shares abstained; and

1,571,519.000            shares represent broker
non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

4,946,991.064            shares were voted for,

197,904.933            shares were voted against,

274,677.848            shares abstained; and

1,571,519.000            shares represent broker non-
votes.

XXI. A Special Meeting of the Shareholders of the ASAF
American Century Strategic Balanced Fund of the
Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

6,535,136.656            shares were voted for,

115,489.618            shares were voted against, and

261,222.483            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

6,611,876.464            shares were voted for, and

299,972.293            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

6,615,990.852            shares were voted for, and

295,857.905            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

6,616,099.963            shares were voted for, and

295,748.794            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

6,614,502.400            shares were voted for, and

297,346.357            shares were withheld.

    6. To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

6,616,029.593            shares were voted for, and

295,819.164            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

6,616,099.963            shares were voted for, and

295,748.794            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

6,607,915.820            shares were voted for, and

303,932.937            shares were withheld.

    9. To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

6,615,990.852            shares were voted for, and

295,857.905            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

6,609,706.639            shares were voted for, and

302,142.118            shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

6,612,472.349            shares were voted for, and

299,376.408            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

6,608,647.875            shares were voted for, and

303,200.882            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

4,981,901.686            shares were voted for,

185,095.830            shares were voted against,

316,657.241            shares abstained; and

1,428,194.000            shares represent broker
non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

4,978,671.475            shares were voted for,

195,732.117            shares were voted against,

309,251.165            shares abstained; and

1,428,194.000            shares represent broker non-
votes.

XXII. A Special Meeting of the Shareholders of the ASAF
Federated High Yield Bond Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

13,143,528.244            shares were voted for,

278,711.442            shares were voted against, and

450,105.844            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

13,359,303.155            shares were voted for, and

513,042.375            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

13,359,467.008            shares were voted for, and

512,878.522            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

80,415.476            shares were voted for, and

257.893                shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

13,352,043.809            shares were voted for, and

520,301.721            shares were withheld.

    6. To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

13,351,562.230            shares were voted for, and

520,783.300            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

13,361,117.384            shares were voted for, and

511,228.146            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

13,359,657.006            shares were voted for, and

512,688.524            shares were withheld.

    9. To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

13,358,482.384            shares were voted for, and

513,863.146            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

13,352,463.212            shares were voted for, and

519,882.318            shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

13,359,360.845            shares were voted for, and

512,984.685            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

13,357,663.234            shares were voted for, and

514,682.296            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

10,160,197.794            shares were voted for,

374,009.391            shares were voted against,

623,898.345            shares abstained; and

2,714,240.000            shares represent broker non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

10,137,472.173            shares were voted for,

396,024.908            shares were voted against,

624,608.449            shares abstained; and

2,714,240.000            shares represent broker non-
votes.

XXIII. A Special Meeting of the Shareholders of the ASAF
PIMCO Total Return Bond Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

27,614,360.016            shares were voted for,

514,748.218            shares were voted against, and

982,704.103            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

28,118,861.884            shares were voted for, and

992,950.453            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

28,125,778.516            shares were voted for, and

986,033.821            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

28,124,293.030            shares were voted for, and

987,519.307            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

28,188,441.689            shares were voted for, and

993,370.648            shares were withheld.

    6. To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

28,124,623.714            shares were voted for, and

987,188.623            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

28,125,681.103            shares were voted for, and

986,131.234            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

28,115,104.733            shares were voted for, and

996,707.604            shares were withheld.

    9. To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

28,127,072.278            shares were voted for, and

984,740.059            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

28,117,842.864            shares were voted for, and

993,969.473            shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

28,120,555.727            shares were voted for, and

991,256.610            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

28,119,368.085            shares were voted for, and

992,444.252            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

20,780,519.265            shares were voted for,

701,101.433            shares were voted against,

1,331,834.639            shares abstained; and

6,298,357.000            shares represent broker
non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

20,737,175.580            shares were voted for,

743,811.999            shares were voted against,

1,332,467.758            shares abstained and

6,298,357.000            shares represent broker non-
votes.

XXIV. A Special Meeting of the Shareholders of the ASAF
Goldman Sachs Mid-Cap Growth Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

3,489,773.719            shares were voted for,

29,852.693            shares were voted against, and

76,295.122            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

3,497,130.272            shares were voted for, and

98,791.262            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

3,496,756.341            shares were voted for, and

99,165.193            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

3,499,460.459            shares were voted for, and

96,461.075            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

3,498,954.372            shares were voted for, and

96,967.162            shares were withheld.

    6. To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

3,495,060.839            shares were voted for, and

100,860.695            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

3,499,460.459            shares were voted for, and

96,461.075            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

3,495,634.4458            shares were voted for, and

100,287.076            shares were withheld.

    9. To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

3,499,460.459            shares were voted for, and

96,461.075            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

3,497,458.558            shares were voted for, and

98,462.976            shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

3,497,964.645            shares were voted for, and

97,956.889            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

3,497,130.272            shares were voted for, and

98,791.262            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

2,512,226.254            shares were voted for,

73,682.841            shares were voted against,

118,917.439            shares abstained; and

891,095.000            shares represent broker
non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

2,527,513.127            shares were voted for,

57,684.950            shares were voted against,

119,628.457            shares abstained; and

891,095.000            shares represent broker non-
votes.

XXV. A Special Meeting of the Shareholders of the ASAF
Money Market Fund of the Registrant was held on April
3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

203,467,498.614            shares were voted for,

3,194,144.789            shares were voted against,
and

12,732,188.844            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

204,256,080.375            shares were voted for, and

15,137,751.872            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

204,262,193.292            shares were voted for, and

15,131,638.955            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

204,274,686.045            shares were voted for, and

15,118,964.202            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

204,270,013.175            shares were voted for, and

15,123,819.072            shares were withheld.

    6. To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

204,208,771.005            shares were voted for, and

15,185,061.242            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

204,320,437.045            shares were voted for, and

15,073,395.202            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

204,261,226.095            shares were voted for, and

15,132,606.152            shares were withheld.

    9. To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

204,284,152.335            shares were voted for, and

15,109,679.912            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

28,117,842.864            shares were voted for, and

993,969.473            shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

204,258,773.185            shares were voted for, and

15,135,059.062            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

204,320,371.635            shares were voted for, and

15,073,460.612            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

153,261,975.966            shares were voted for,

5,676,432.219            shares were voted against,

19,184,373.062            shares abstained; and

41,271,051.000            shares represent broker
non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

153,207,551.692            shares were voted for,

5,587,952.896            shares were voted against,

19,327,276.659            shares abstained; and

41,271,051.000            shares represent broker non-
votes.

XXVI. A Special Meeting of the Shareholders of the ASAF
Alliance Growth Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

5,312,474.569            shares were voted for,

72,109.583            shares were voted against, and

176,469.444            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

5,382,473.618            shares were voted for, and

178,579.978            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

5,383,748.166            shares were voted for, and

177,305.430            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

5,384,221.698            shares were voted for, and

176,831.898            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

5,384,457.309            shares were voted for, and

176,596.287            shares were withheld.

    6. To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

5,379,813.373            shares were voted for, and

181,240.223            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

5,384,457.309            shares were voted for, and

176,596.287            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

5,381,972.646            shares were voted for, and

179,080.950            shares were withheld.

    9. To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

5,382,846.448            shares were voted for, and

178,207.148            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

5,384.177.479            shares were voted for, and

176,876.117            shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

28,120,555.727            shares were voted for, and

991,256.610            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

28,119,368.085            shares were voted for, and

992,444.252            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

3,802.350.905            shares were voted for,

115,910.174            shares were voted against,

203,949.517            shares abstained; and

1,438,843.000            shares represent broker
non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

3,793,055.420            shares were voted for,

128,216.075            shares were voted against,

200,939.101            shares abstained; and

1,438,843.000            shares represent broker non-
votes.

XXVII. A Special Meeting of the Shareholders of the ASAF
INVESCO Capital Income Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

9,591,600.266            shares were voted for,

157,746.920            shares were voted against, and

359,075.263            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

9,729,257.249            shares were voted for, and

379,165.200            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

28,125,778.516            shares were voted for, and

986,033.821            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

9,733,167.742            shares were voted for, and

375,254.707            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

9,730,863.920            shares were voted for, and

377,558.529            shares were withheld.

    6. To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

28,124,623.714            shares were voted for, and

987,188.623            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

9,735,153.930            shares were voted for, and

373,268.519            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

9,726,172.985            shares were voted for, and

382,249.464            shares were withheld.

    9. To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

9,732,626.253            shares were voted for, and

375,796.196            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

9,726,134.527            shares were voted for, and

382,287.922            shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

9,730,025.969            shares were voted for, and

378,396.480            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

9,726,608.821            shares were voted for, and

381,813.628            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

6,841,075.545            shares were voted for,

265,623.818            shares were voted against,

440,985.086            shares abstained; and

2,560,738.000            shares represent broker
non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

6,833,510.292            shares were voted for,

275,708.893            shares were voted against,

438,465.264            shares abstained; and

2,560,738.000            shares represent broker non-
votes.

XXVIII. A Special Meeting of the Shareholders of the ASAF
ProFund Managed OTC Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

8,314,298.669            shares were voted for,

266,841.011            shares were voted against, and

192,928.313            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

8,511,988.538            shares were voted for, and

262,079.455            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

8,511,988.538            shares were voted for, and

262,079.455            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

8,511,731.044            shares were voted for, and

262,336.949            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

8,511,988.538            shares were voted for, and

262,079.455            shares were withheld.

    6. To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

8,501,978.088            shares were voted for, and

272,089.905            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

8,506,731.044            shares were voted for, and

267,336.949            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

8,505,004.536            shares were voted for, and

269,063.457            shares were withheld.

    9. To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

8,511,988.538            shares were voted for, and

262,079.455            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

8,510,563.695            shares were voted for, and

263,504.298            shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

8,510,418.879            shares were voted for, and

263,649.114            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

8,511,029.879            shares were voted for, and

263,038.114            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

5,969,979.080            shares were voted for,

351,865.390            shares were voted against,

211,066.523            shares abstained; and

2,241,157.000            shares represent broker
non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

5,957,079.611            shares were voted for,

360,825.106            shares were voted against,

215,006.276            shares abstained; and

2,241,157.000            shares represent broker non-
votes.

XXIX. A Special Meeting of the Shareholders of the ASAF
Sanford Bernstein Managed Index 500 Fund of the
Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

9,052,097.187            shares were voted for,

240,903.205            shares were voted against, and

503,589.824            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

9,348,007.908            shares were voted for, and

448,582.308            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

9,350,945.908            shares were voted for, and

445,644.308            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

9,352,107.908            shares were voted for, and

444,482.308            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

9,347,394.908            shares were voted for, and

449,195.308            shares were withheld.

    6. To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

9,347,500.908            shares were voted for, and

449,089.308            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

9,352,107.908            shares were voted for, and

444,482.308            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

9,347,879.684            shares were voted for, and

448,710.532            shares were withheld.

    9. To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

9,349,787.908            shares were voted for, and

446,802.308            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

9,349,893.908            shares were voted for, and

446,696.308            shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

9,348,735.908            shares were voted for, and

447,854.308            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

9,352,301.788            shares were voted for, and

444,288.428            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

6,626,875.847            shares were voted for,

563,463.170            shares were voted against,

496,940.199            shares abstained; and

2,109,311.000            shares represent broker
non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

6,616,212.421            shares were voted for,

562,763.202            shares were voted against,

508,303.593            shares abstained; and

2,109,311.000            shares represent broker non-
votes.

XXX. A Special Meeting of the Shareholders of the ASAF
American Century International Growth Fund of the
Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

5,234,265.156            shares were voted for,

83,089.242            shares were voted against, and

158,768.102            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

5,298,759.017            shares were voted for, and

177,363.483            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

5,300,106.552            shares were voted for, and

176,015.948            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

5,299,817.372            shares were voted for, and

176,305.128            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

5,300,106.552            shares were voted for, and

176,015.948            shares were withheld.

    6. To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

5,299,342.881            shares were voted for, and

176,779.619            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

5,299,817.372            shares were voted for, and

176,305.128            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

5,297,481.974            shares were voted for, and

178,640.526            shares were withheld.

    9. To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

5,299,817.372            shares were voted for, and

176,305.128            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

5,299,567.533            shares were voted for, and

176,554.967            shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

5,299,233.030            shares were voted for, and

176,889.470            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

5,298,150.172            shares were voted for, and

177,972.328            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

3,471,768.920            shares were voted for,

122,866.215            shares were voted against,

183,059.365            shares abstained; and

1,698,428.000            shares represent broker
non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

3,469,319.835            shares were voted for,

124,496.125            shares were voted against,

183,878.540            shares abstained; and

1,698,428.000            shares represent broker non-
votes.

XXXI. A Special Meeting of the Shareholders of the ASAF
DeAM International Equity Fund of the Registrant was held on April 3, 2003 for the following purposes:

1.    To approve a new investment management
agreement between the Company, on behalf of the Fund, and American Skandia Investment Services, Inc. and
Prudential Investments LLC:

With regard to the resolution approving a new investment management agreement between the
Company, on behalf of the Fund, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

3,560,635.841            shares were voted for,

50,575.683            shares were voted against, and

96,325.940            shares abstained.

    2. To approve the election of Robert E. LaBlanc as Director:

    With regard to the resolution approving the election of Robert E. LaBlanc as Director:

3,592,354.129            shares were voted for, and

115,183.335            shares were withheld.

    3.    To approve the election of Douglas H.
McCorkindale as Director.

With regard to the resolution approving the election of Douglas H. McCorkindale as Director:

3,592,897.824            shares were voted for, and

114,639.640            shares were withheld.

    4. To approve the election of Stephen P. Munn as Director.

    With regard to the resolution approving the election of Stephen P. Munn as Director:

3,591,475.362            shares were voted for, and

116,062.102            shares were withheld.

    5.    To approve the election of Richard A.
Redeker as Director.

    With regard to the resolution approving the election of Richard A. Redeker as Director:

3,591,714.349            shares were voted for, and

115,823.115            shares were withheld.

    6. To approve the election of Robin B. Smith as Director.

    With regard to the resolution approving the election of Robin B. Smith as Director:

3,590,551.059            shares were voted for, and

116,986.405            shares were withheld.

    7. To approve the election of Stephen Stoneburn as Director.

With regard to the resolution approving the election of Stephen Stoneburn as Director:

3,592,897.824            shares were voted for, and

114,639.640            shares were withheld.

    8.    To approve the election of Nancy Hays
Teeters as Director.

    With regard to the resolution approving the election of Nancy Hays Teeters as Director:

3,591,729.207            shares were voted for, and

115,808.257            shares were withheld.

    9. To approve the election of Clay Whitehead as Director.

    With regard to the resolution approving the election of Clay Whitehead as Director:

3,592,419.129            shares were voted for, and

115,118.335            shares were withheld.

    10. To approve the election of Robert F. Gunia as Director.

    With regard to the resolution approving the election of Robert F. Gunia as Director:

3,592,354.129            shares were voted for, and

115,183.335            shares were withheld.

    11. To approve the election of Judy A. Rice as Director.

    With regard to the resolution approving the election of Judy A. Rice as Director:

3,592,762.432            shares were voted for, and

114,775.032            shares were withheld.

    12.    To approve the election of David E. A.
Carson as Director.

    With regard to the resolution approving the election of David E. A. Carson as Director:

3,592,165.349            shares were voted for, and

115,372.115            shares were withheld.

    13.    To approve changes in the Fund's
fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

2,306,509.612            shares were voted for,

80,843.584            shares were voted against,

114,040.268            shares abstained; and

1,206,144.00            shares represent broker
non-votes.

    14.    To approve changes in the Fund's
fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

2,302,620.347            shares were voted for,

88,772.007            shares were voted against,

110,001.110            shares abstained; and

1,206,144.000            shares represent broker non-
votes.

XXXII. A Special Meeting of the Shareholders of the ASAF
T. Rowe Price Tax Managed Fund of the Registrant was held on April 24, 2003 for the following purposes:

    1. To approve changes in the Fund's fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

441,312.970            shares were voted for,

4,930.898            shares were voted against,

23,549.430            shares abstained; and

209,004.000            shares represent broker
non-votes.

    2. To approve changes in the Fund's fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

440,529.970            shares were voted for,

5,713.898            shares were voted against,

23,548.430            shares abstained; and

209,004.000            shares represent broker non-
votes.

XXXIII. A Special Meeting of the Shareholders of the ASAF
Marsico Capital Growth Fund of the Registrant was held on April 24, 2003 for the following purposes:

    1. To approve changes in the Fund's fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

20,112,395.560            shares were voted for,

947,178.395            shares were voted against,

1,214,186.314            shares abstained; and

6,505,416.000            shares represent broker
non-votes.

    2. To approve changes in the Fund's fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

20,096,655.572            shares were voted for,

950,843.034            shares were voted against,

1,226,261.663            shares abstained; and

6,505,416.000            shares represent broker non-
votes.

XXXIV. A Special Meeting of the Shareholders of the ASAF
Neuberger Berman Mid-Cap Value Fund of the Registrant was held on April 24, 2003 for the following purposes:

    1. To approve changes in the Fund's fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

5,377,841.516            shares were voted for,

196,960.714            shares were voted against,

337,227.865            shares abstained; and

1,766,291.000            shares represent broker
non-votes.

    2. To approve changes in the Fund's fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

5,376,769.286            shares were voted for,

196,375.963            shares were voted against,

338,884.846            shares abstained; and

1,766,291.000            shares represent broker non-
votes.

XXXV. A Special Meeting of the Shareholders of the ASAF
DeAM Large-Cap Growth Fund of the Registrant was held on April 24, 2003 for the following purposes:

    1. To approve changes in the Fund's fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

53,890.487            shares were voted for,

0                shares were voted against,

1,146.613            shares abstained; and

89,951.100            shares represent broker
non-votes.

    2. To approve changes in the Fund's fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

53,890.487            shares were voted for,

0                shares were voted against,

1,146.613            shares abstained; and

34,914.000            shares represent broker non-votes.

XXXVI. A Special Meeting of the Shareholders of the ASAF
DeAM International Equity Fund of the Registrant was held on April 24, 2003 for the following purposes:

    1. To approve changes in the Fund's fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

2,498,722.781            shares were voted for,

86,803.785            shares were voted against,

126,606.574            shares abstained; and

879,334.000            shares represent broker
non-votes.

    2. To approve changes in the Fund's fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

2,494,585.224            shares were voted for,

94,980.500            shares were voted against,

122,567.416            shares abstained; and

879,334.000            shares represent broker non-votes.

XXXVII. A Special Meeting of the Shareholders of the ASAF
American Century International Growth Fund of the
Registrant was held on April 24, 2003 for the following purposes:

    1. To approve changes in the Fund's fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

3,665,082.205            shares were voted for,

127,429.127            shares were voted against,

195,365.119            shares abstained; and

1,245,484.000            shares represent broker non-votes.

    2. To approve changes in the Fund's fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

3,666,193.120            shares were voted for,

128,976.758            shares were voted against,

192,706.573            shares abstained; and

1,245,484.000            shares represent broker non-votes.

XXXVIII. A Special Meeting of the Shareholders of the ASAF
PBHG Small-Cap Growth Fund of the Registrant was held on April 24, 2003 for the following purposes:

    1. To approve changes in the Fund's fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

4,394,877.107            shares were voted for,

178,432.410            shares were voted against,

420,710.826            shares abstained; and

1,517,824.000            shares represent broker
non-votes.

    2. To approve changes in the Fund's fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

4,383,110.703            shares were voted for,

195,764.440            shares were voted against,

235,145.200            shares abstained; and

1,517,824.000            shares represent broker non-votes.

XXXIX. A Special Meeting of the Shareholders of the ASAF
Goldman Sachs Concentrated Growth Fund of the
Registrant was held on April 24, 2003 for the following purposes:

    1. To approve changes in the Fund's fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

21,363,516.998            shares were voted for,

999,650.835            shares were voted against,

1,255,630.302            shares abstained; and

7,526,369.000            shares represent broker non-votes.

    2. To approve changes in the Fund's fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

21,312,335.623            shares were voted for,

1,050,421.999            shares were voted against,

1,256,040.513            shares abstained; and

7,526,369.000            shares represent broker non-votes.

    3. To approve changes in the Fund's fundamental investment restriction concerning diversification.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning diversification:

21,564,363.401            shares were voted for,

851,326.048            shares were voted against,

1,203,108.686            shares abstained; and

7,526,369.000            shares represent broker non-votes.

XL. A Special Meeting of the Shareholders of the ASAF
William Blair International Growth Fund of the
Registrant was held on April 24, 2003 for the following purposes:

    1. To approve changes in the Fund's fundamental investment restriction concerning lending.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning lending:

6,056,222.581            shares were voted for,

264,209.177            shares were voted against,

347,524.670            shares abstained; and

1,896,274.000            shares represent broker
non-votes.

    2. To approve changes in the Fund's fundamental investment restriction concerning borrowing.

    With regard to the resolution approving changes in the Fund's fundamental investment restriction concerning borrowing:

6,037,721.698            shares were voted for,

276,035.551            shares were voted against,

354,199.179            shares abstained; and

1,896,274.000            shares represent broker non-votes



EXHIBIT B:
ITEM 77D

Effective as of November 11, 2002, sub-advisory changes took place for three Funds of the Registrant (the
ASAF William Blair International Growth Fund, which formerly was named the ASAF Janus Overseas Growth Fund, the ASAF Goldman Sachs Mid-Cap Growth Fund, which formerly was named the ASAF Janus Mid-Cap Growth Fund and the ASAF
Goldman Sachs Concentrated Growth Fund, which formerly was named the ASAF Janus Capital Growth Fund). No changes were made to the current investment policies of these Funds.
Such policies are described in detail in the Prospectus and Statement of Additional Information for the Registrant included as part of Post-Effective Amendment No. 25 to the Registrant's Registration Statement filed on May 9, 2002.
The sub-advisory changes are described in a supplement to the May 1, 2003 prospectus dated May 16, 2003.

Disclosure was modified to change the definition of small capitalization stocks in the ASAF Gabelli Small-Cap
Value Fund from $1 million to $1.5 million or less. In addition, disclosure was removed which prohibited the ASAF
DeAM Large-Cap Growth Fund and the ASAF DeAM Large-Cap
Value Fund from entering into any futures contracts or options on futures contracts if the aggregate of the contract value would exceed 50% of the total assets of Funds.